SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 15, 1998
                                ----------------
                                (Date of Report)


                                 ENTROPIN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Colorado                    33-23693                   84-1090424
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)


                       45926 Oasis Street, Indio, CA 92201
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (760) 347-3369
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On January 15, 1998 (the "Effective Date"), Vanden Capital Group, Inc., a Colorado corporation (the "Company"), and Entropin, Inc., a California corporation ("Entropin"), completed an acquisition whereby the Company acquired all of the outstanding shares of Entropin pursuant to an Agreement and Plan of Merger dated December 9, 1997 between the Company and Entropin (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, the following actions occurred:

     (1) For and in consideration of the exchange of all shares of the Common Stock and Series A Preferred Stock of Entropin issued and outstanding on the Effective Date:

         (a) The Company recapitalized its issued and outstanding shares of Common Stock ($.0001 par value) from 90,015,200 shares to 300,050 shares by a reverse split of 1 share for 300 shares and increased the par value thereof to $.001 per share. The Company reduced its 50,000,000 shares of Preferred Stock ($.0001 par value) to
               10,000,000 shares and increased the par value thereof to $.001 per share. The Company designated 3,210,487 of its 10,000,000 shares of Preferred Stock as redeemable eight percent (8%) non-cumulative, non-voting Preferred Stock (the "Series A Preferred Stock). The principal terms of the Series A Preferred Stock are described in Article III of the Company's Amended and Restated Articles of Incorporation which is filed herewith as Exhibit 3.4 to this Form 8-K.

         (b) The Company issued 5,520,000 shares of $.001 par value Common Stock to shareholders of all the issued and outstanding Common Stock of Entropin in exchange therefor on a one for one basis.

         (c) The Company issued 3,210,487 shares of $.001 par value Series A Preferred Stock to shareholders of all the issued and outstanding Series A Preferred Stock of Entropin in exchange therefor on a one for one basis.

     (2) Each share of the Common Stock and Series A Preferred Stock of Entropin which was issued and outstanding on the Effective Date, by virtue of the merger and without any action on the part of Entropin, was retired and cancelled.

     The Company has agreed to register the shares of Common Stock issued pursuant to the Merger Agreement with the Securities and Exchange Commission as soon as is practicable after the Effective Date.

     Subsequent to the acquisition, the Company changed its name to Entropin, Inc. and has become engaged in the pharmaceutical research business and will be commercially developing a patented medicinal preparation known as Esterom(R), which is the current business of Entropin. Esterom(R) is a medicinal preparation formulated for the treatment of impaired range of motion associated with acute lower back pain and painful shoulder. Entropin has been issued seven patents by the U.S. Patent Office on Esterom(R). Entropin has a current and open Investigational New Drug File with the U.S. Food and Drug Administration and has completed Phase II of the approval process.

     The Merger Agreement and related transactions were approved by the Company's shareholders at a special meeting of the shareholders held on January 15, 1998.

     In connection with the Merger Agreement, Entropin conducted a private placement of its Common Stock consisting of a maximum of 30 Units, each Unit consisting of 10,000 shares of Common Stock, or 300,000 shares (the "Units"), at an offering price of $27,500 per Unit, or $825,000, on an "all-or-none" basis (these shares are included in the 5,520,000 shares issued in connection with the Merger Agreement). The offering terminated on December 31, 1997 and funds were held in escrow until the Effective Date. All offers and sales were made by Entropin. The offering was made pursuant to the federal registration exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated thereunder only to "accredited investors" as that term is defined in Rule 501(a) of Regulation D.

     The Company currently is represented by the law firm of Brenman Bromberg & Tenenbaum, P.C. (the "Law Firm") and has been so represented since March, 1994. Albert Brenman and A. Thomas Tenenbaum, shareholders of the Company and officers and directors of the Company until their resignations subsequent to the Effective Date of the Merger Agreement, are officers, directors and shareholders of the Law Firm. The Law Firm will continue to represent the Company in securities law matters. Representation of the Company by Brenman Bromberg &
Tenenbaum, P.C. has been at the firm's standard hourly fees for services involving general corporate and securities law matters.

Change in Control of the Board of Directors and Officers of the Company
-----------------------------------------------------------------------

     Subsequent to the Effective Date of the Merger Agreement, all directors and officers of the Company resigned and new directors and officers were elected. The following table sets forth the names and positions of the current directors and executive officers of the Company:

Name                                                Position
----                                                --------

Higgins D. Bailey                           Chairman of the Board of Directors

Daniel L. Azarnoff, M.D.                    Acting President

Donald Hunter                               Secretary and Director

Dewey H. Crim                               Treasurer and Director

Change in Control of the Beneficial Ownership of Company
--------------------------------------------------------

     On the Effective Date, the Company effected a reverse stock split of 1 share for each 300 shares of its Common Stock issued and outstanding. Pursuant to the terms of the Merger Agreement, the Company is required to issue, and is in the process of issuing, shares of its Common Stock and Series A Preferred Stock to the shareholders of Entropin as of January 15, 1998 on the basis of 1 share of Common Stock and Series A Preferred Stock for each 1 share of Common Stock and Series A Preferred Stock issued and outstanding which resulted in a change in control of the beneficial ownership of the Company.

     BENEFICIAL OWNERSHIP OF COMMON STOCK. The following table sets forth, as of the date hereof, the ownership of the Company's Common Stock, $.001 par value per share, by (i) each director and executive officer of the Company, (ii) all executive officers and directors of the Company as a group, and (iii) all persons known by the Company to beneficially own more than 5% of the Company's Common Stock:

                           Name and Address               Amount and Nature of              Percent of Class
Title of Class             of Shareholder                Beneficial Ownership (1)                Owned
--------------             ---------------------         --------------------               ----------------
Common Stock,              Higgins D. Bailey                  2,808,186 (2)                      48.3%
$.001 par value            45926 Oasis Street
                           Indio, CA 92201

Common Stock,              Shirley A. Bailey                  1,404,093 (3)                      24.1%
$.001 par value            45926 Oasis Street
                           Indio, CA 92201

Common Stock,              Milton D. McKenzie                 1,559,559 (4)                      26.8%
$.001 par value            45926 Oasis Street
                           Indio, CA 92201

Common Stock,              Caroline T. Somers                 1,145,793                          19.7%
$.001 par value            233 Paulin, No. 8512
                           Calexco, CA 92231

Common Stock,              James E. Wynn                        518,085                           8.9%
$.001 par value            306 Ayers Circle
                           Summerville, SC 29485

Common Stock,              Daniel L. Azarnoff, M.D.               -0-                             -0-
$.001 par value            433 Airport Blvd., Suite 419
                           Burlingame, CA 94010-2014


                                      -4-




Common Stock,              Donald Hunter                         30,000 (5)                       0.5%
$.001 par value            598 Kienzie Island Court
                           Sanibel, FL 33957

Common Stock,              Dewey H. Crim                         20,000 (6)                       0.3%
$.001 par value            242 Southern Hills Drive
                           Duluth, GA 30039

Common Stock,              All Directors and Executive
$.001 par value            Officers as a group
                            (4 persons)                       2,961,020                          50.9%

-----------------
(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 1,404,093 shares owned in joint tenancy with Shirley A. Bailey, the spouse of Higgins D. Bailey, and 1,404,093 shares held in the name of Higgins D. Bailey as Pledgee in connection with a loan made to Thomas T. Anderson of which Mr. Higgins has no voting power.

(3) These shares are owned in joint tenancy with Higgins D. Bailey, the spouse of Shirley A. Bailey.

(4) Of these shares, 1,404,093 shares are held in the name of Higgins D. Bailey as Pledgee in connection with a loan made by Mr. Higgins to Thomas T. Anderson which is collateralized by the shares. Mr. McKenzie has sole voting power with respect to the 1,404,093 shares in connection with a second loan made to Thomas T. Anderson which is collateralized by the same shares.

(5) Of these shares, 10,000 shares are held in the name of Delores Decker Hunter, Trustee of the Delores Decker Hunter Generation Skipping Trust. Delores Decker Hunter is the spouse of Mr. Hunter and Mr. Hunter is deemed to have voting control over these 10,000 shares.

(6) These shares are owned in joint tenancy with Virgina Crim, the spouse of Dewey H. Crim.


     BENEFICIAL OWNERSHIP OF SERIES A PREFERRED STOCK. The following table sets forth, as of the date hereof, the ownership of the Company's Series A Preferred Stock, $.001 par value per share, by (i) each director and executive officer of the Company, (ii) all executive officers and directors of the Company as a group, and (iii) all persons known by the Company to beneficially own more than 5% of the Company's Common Stock:

                           Name and Address               Amount and Nature of               Percent of Class
Title of Class             of Shareholder                 Beneficial Ownership (1)                Owned
--------------             ---------------------          --------------------               ----------------
Series A                   Higgins D. Bailey                    178,000                           5.6%
Preferred Stock,           45926 Oasis Street
$.001 par value            Indio, CA 92201

Series A                   Thomas T. Anderson Trust             710,041                          22.1%
Preferred Stock,           45926 Oasis Street
$.001 par value            Indio, CA 92201

Series A                   Lowell M.  Somers                    822,446                          25.6%
Preferred Stock,           233 Paulin, No. 8512
$.001 par value            Calexco, CA 92231

Series A                   James E. Wynn                      1,500,000                          46.7%
Preferred Stock,           306 Ayers Circle
$.001 par value            Summerville, SC 29485

Series A                   Daniel L. Azarnoff, M.D.                 -0-                             -0-
Preferred Stock,           433 Airport Blvd., Suite 419
$.001 par value            Burlingame, CA 94010-2014

Series A                   Donald Hunter                            -0-                             -0-
Preferred Stock,           598 Kienzie Island Court
$.001 par value            Sanibel, FL 33957

Series A                   Dewey H. Crim                            -0-                             -0-
Preferred Stock,           242 Southern Hills Drive
$.001 par value            Duluth, GA 30039

Series A                   All Directors and Executive
Preferred Stock,           Officers as a group
$.001 par value             (4 persons)                         178,000                           5.6%


---------------
(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

     (a)(b)  Financial  Statements  of Business  Acquired;  Pro forma  Financial
Information:

     The  pro  forma  financial  information   reflecting  the  transaction  and
financial statements of Entropin, Inc. will be filed by an amendment to this Form 8-K within the time period specified by statute.

     (c) Exhibits:

         Exhibit 3.3 Articles of Merger, as filed with the Colorado Secretary of State on January 15, 1998

         Exhibit 3.4 Amended and Restated Articles of Incorporation, as filed with the Colorado Secretary of State on January 15, 1998, as corrected

         Exhibit 10.3 Agreement and Plan of Merger, dated December 9, 1997, Between Vanden Capital Group, Inc. and Entropin, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 30, 1998            ENTROPIN, INC.


                                  By  /s/ Higgins D. Bailey
                                    --------------------------------------------
                                      Higgins D. Bailey
                                      Chairman of the Board of Directors